UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 17, 2005
____________________

EUROBANCSHARES, INC.
(Exact name of registrant as specified in its charter)
____________________

Commonwealth of Puerto Rico	000-50872	66-0608955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Muñoz Rivera Avenue San Juan, Puerto Rico 00918
(Address of principal executive offices) (Zip Code)

(787) 751-7340
(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On March 17, 2005, EuroBancshares, Inc. announced that Rafael Arrillaga-Torréns, Jr., Chairman, President and Chief Executive Officer of EuroBancshares, Inc. will be presenting at the Cohen Bros. & Company First Annual Investors Conference on Friday, March 18, 2005 at 2:15 p.m.,
Eastern Time. This presentation can be accessed online at www.vcall.com/conferences/converences/cohenbros/031805/test.htm.

A copy of the press release dated March 17, 2005, describing these items is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits

99.1	Press release of EuroBancshares, Inc., dated March 17, 2005, announcing the presentation at the Cohen Bros. & Company First Annual Investors Conference on March 18, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROBANCSHARES, INC.

Date: March 17, 2005	By:	/s/ Rafael Arrillaga-Torréns, Jr.
Rafael Arrillaga-Torréns, Jr.
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of EuroBancshares, Inc., dated March 17, 2005, announcing the presentation at the Cohen Bros. & Company First Annual Investors Conference on March 18, 2005